UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event) November 15, 2006

                                KOPIN CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                         000-19882               04-2833935
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(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

                    200 John Hancock Road, Taunton, MA 02780
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (508) 824-6696
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Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing
                -------------------------------------------------------------
                Rule or Standard; Transfer of Listing.
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         Kopin Corporation issued a press release on November 21, 2006, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced that on November 15, 2006 it received a NASDAQ Staff Determination letter indicating that the company is not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c)(14) because it did not timely filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2006. The NASDAQ letter also indicated that the company's common stock is subject to delisting from The NASDAQ Global Market unless the company requests a hearing before the NASDAQ Qualifications Panel. In the press release, the company also announced that on November 21, 2006 the company requested a hearing before the panel to review NASDAQ's determination and to request continued listing of its common stock on The NASDAQ Global Market. Pending the occurrence and resolution of this hearing, the company's common stock will remain listed on The NASDAQ Global Market. There can be no assurance that the company's request for continued listing of its common stock will be granted.
         In a Form 8-K filed on November 2, 2006 the company previously announced that its Board of Directors has appointed a special committee to review its past stock option practices, that it would not file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 until after the completion of the special committee's review and that the Form 10-Q probably would not be filed by the November 10, 2006 filing deadline.

Item 9.01.      Financial Statements and Exhibits.
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        (d)     Exhibits.
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        99.1    Kopin Corporation Press Release, dated November 21, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KOPIN CORPORATION


Dated: November 21, 2006                By:     /s/ Richard A. Sneider
                                                --------------------------------
                                                Richard A. Sneider
                                                Treasurer and Chief Financial
                                                Officer
                                                (Principal Financial and
                                                Accounting Officer)